UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2025

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On October 22, 2025, at the 2025 Annual Meeting of Shareholders (the "2025 Annual Meeting") of the Company, the Company's shareholders considered three proposals, each of which is described more fully in the Company’s definitive proxy statement for the 2025 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s shareholders at the 2025 Annual Meeting.
Proposal 1. The Shareholders elected the following Directors for a term expiring at the Annual Meeting of Shareholders in 2026, as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Denise Russell Fleming	104,676,163	724,974	211,866	8,832,563
Lance M. Fritz	104,467,901	1,022,961	122,141	8,832,563
Linda A. Harty	99,827,370	5,543,673	241,960	8,832,563
Kevin A. Lobo	99,318,585	6,091,601	202,817	8,832,563
Jennifer A. Parmentier	97,002,532	8,533,928	76,543	8,832,563
E. Jean Savage	104,886,841	553,210	172,952	8,832,563
Laura K. Thompson	104,672,846	732,600	207,557	8,832,563
James R. Verrier	102,987,723	2,482,560	142,720	8,832,563
James L. Wainscott	98,808,766	6,669,546	134,691	8,832,563
Beth A. Wozniak	102,916,998	2,472,208	223,797	8,832,563

Proposal 2. The Shareholders approved, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,594,865	12,596,621	421,517	8,832,563

Proposal 3. The Shareholders ratified the appointment of Deloitte & Touche LLP as the
Company's independent registered public accounting firm for the fiscal year ending June 30, 2026, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,701,509	3,514,930	229,127	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
Date:	October 28, 2025	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Executive Vice President, General Counsel and Secretary